--------------------------------------------------------------------------------



                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                          Reported) October 15, 2004


                                  CWABS, INC.
         ------------------------------------------------------------
            (Exact name of registrant as specified in its charter)




           Delaware                     333-109272                95-4596514
------------------------------       ---------------        --------------------
 (State or Other Jurisdiction          (Commission             (I.R.S. Employer
       of Incorporation)               File Number)          Identification No.)

       4500 Park Granada
     Calabasas, California                                          91302
------------------------------                                   ------------
     (Address of Principal                                        (Zip Code)
      Executive Offices)


Registrant's telephone number, including area code (818) 225-3237
                                                   ----- --------
--------------------------------------------------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8.
----------
Item 8.01. Other Events.
----       ------------


Description of the Mortgage Pool*
--------------------------------


     CWABS, Inc. (the "Company") entered into a Sale and Servicing Agreement dated as of September 29, 2004 (the "Sale and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc., as seller, and JPMorgan Chase Bank, as indenture trustee, providing for the issuance of the Company's Revolving Home Equity Loan Asset Backed Notes, Series 2004-L.





























_____________________________
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated September 14, 2004 and the Prospectus Supplement dated September 29, 2004 of CWABS, Inc., relating to its CWABS Revolving Home Equity Loan Trust 2004-L, Revolving Home Equity Loan Asset-Backed Notes, Series 2004-L.

     The sum of the columns below may not equal the total indicated due to rounding. The following tables describe the statistical calculation mortgage loans and the related mortgage properties as of the close of business on the Statistical Calculation Date.

                                 Loan Group 1

                                          Principal Balances for the Group 1 Mortgage Loans
                                                                                                             Weighted
                                                          Percent of                 Weighted    Weighted     Average     Weighted
                                 Aggregate      Number     Aggregate     Average      Average    Average      Credit       Average
                                 Principal        of       Principal     Current       Gross    Remaining     Bureau      Combined
    Range of Principal            Balance      Mortgage     Balance     Principal    Mortgage      Term        Risk       Loan-to-
       Balances ($)             Outstanding      Loans    Outstanding    Balance       Rate      (months)      Score     Value Ratio
----------------------------- --------------   ---------  -----------  -----------  ----------  ---------    ---------   -----------
     $0.01 -  10,000.00...     $   2,750,640       458         0.55%   $     6,006      6.323%    296.04        714          80.3%
 10,000.01 -  20,000.00...        55,845,066     3,499        11.23         15,960      7.030     296.59        702          87.4
 20,000.01 -  30,000.00...       109,877,499     4,290        22.10         25,612      7.079     296.77        704          90.5
 30,000.01 -  40,000.00...        99,281,514     2,842        19.97         34,934      7.013     297.16        706          90.8
 40,000.01 -  50,000.00...        80,733,945     1,781        16.24         45,331      6.969     296.94        704          89.5
 50,000.01 -  60,000.00...        53,444,155       974        10.75         54,871      7.061     296.96        702          91.4
 60,000.01 -  70,000.00...        30,959,816       479         6.23         64,634      6.968     297.54        698          89.0
 70,000.01 -  80,000.00...        17,222,539       228         3.46         75,537      6.492     298.35        686          82.3
 80,000.01 -  90,000.00...        11,359,621       133         2.28         85,411      6.470     299.48        687          83.1
 90,000.01 - 100,000.00...        16,157,902       166         3.25         97,337      6.617     298.09        695          80.9
100,000.01 - 125,000.00...         7,346,528        66         1.48        111,311      5.985     296.41        709          84.8
125,000.01 - 150,000.00...        11,763,408        83         2.37        141,728      5.906     296.36        707          80.9
150,000.01 - 175,000.00...           482,188         3         0.10        160,729      6.816     296.99        703          71.4
                              --------------   ---------  -----------
       Total                   $ 497,224,822    15,002       100.00%
                              ==============   =========  ===========

     As of the Statistical Calculation Date, the average principal balance of the statistical calculation mortgage loans in loan group 1 was approximately $33,144.


                                            Loan Programs for the Group 1 Mortgage Loans

                                                                                                              Weighted
                                                           Percent of                 Weighted    Weighted     Average     Weighted
                                  Aggregate      Number     Aggregate     Average      Average    Average      Credit       Average
                                  Principal        of       Principal     Current       Gross    Remaining     Bureau      Combined
                                   Balance      Mortgage     Balance     Principal    Mortgage      Term        Risk       Loan-to-
Description of Loans Programs   Outstanding      Loans    Outstanding    Balance       Rate      (months)      Score     Value Ratio
----------------------------- --------------  ---------  -----------  -----------  ----------  ---------    ---------   -----------
10 Year Draw, 20 Year Repay..  $   5,337,892       127         1.07%   $    42,031      5.300%    351.46        715         100.0%
5 Year Draw, 5 Year Repay....        389,702        18         0.08         21,650      7.002     115.35        716          95.0
5 Year Draw, 10 Year Repay...         40,181         1         0.01         40,181      7.000     171.00        750         100.0
10 Year Draw, 15 Year Repay..    491,274,188    14,851        98.80         33,080      6.954     296.64        702          88.8
15 Year Draw, 10 Year Repay..         66,000         1         0.01         66,000      8.750     177.00        650          95.0
15 Year Draw, 10 Year Repay..        116,859         4         0.02%        29,215      4.314     295.88        708          92.1
                              --------------   ---------  -----------
       Total                   $ 497,224,822    15,002       100.00%
                              ==============   =========  ===========


                                              Loan Rates for the Group 1 Mortgage Loans

                                                                                                             Weighted
                                                         Percent of                  Weighted    Weighted     Average     Weighted
                                Aggregate      Number     Aggregate     Average       Average    Average      Credit       Average
                                Principal        of       Principal     Current        Gross    Remaining     Bureau      Combined
                                 Balance      Mortgage     Balance     Principal     Mortgage      Term        Risk       Loan-to-
  Range of Loan Rates (%)      Outstanding      Loans    Outstanding    Balance        Rate      (months)      Score     Value Ratio
----------------------------- --------------  ---------  -----------  -----------  ----------  ---------    ---------   -----------
Less than or equal to 3.000.   $  8,749,878        246        1.76%   $   35,569       3.000%    297.82        702          93.0%
 3.001 -  3.500.............      1,704,218         47        0.34        36,260       3.250     298.14        705          93.7
 3.501 -  4.000.............        872,641         23        0.18        37,941       3.930     297.37        660          78.5
 4.001 -  4.500.............     22,365,774        630        4.50        35,501       4.480     297.91        740          70.5
 4.501 -  5.000.............     37,895,834      1,000        7.62        37,896       4.903     298.82        713          74.1
 5.001 -  5.500.............     20,825,730        477        4.19        43,660       5.376     300.48        710          80.5
 5.501 -  6.000.............     30,350,675        862        6.10        35,210       5.770     298.71        666          74.6
 6.001 -  6.500.............     44,631,908      1,562        8.98        28,574       6.346     296.99        724          87.1
 6.501 -  7.000.............    128,662,906      4,114       25.88        31,274       6.920     296.42        727          94.3
 7.001 -  7.500.............     49,620,181      1,528        9.98        32,474       7.399     296.43        671          90.3
 7.501 -  8.000.............     91,809,175      2,653       18.46        34,606       7.980     296.59        701          98.0
 8.001 -  8.500.............     14,797,649        472        2.98        31,351       8.285     296.78        705          95.5
 8.501 -  9.000.............     13,249,017        420        2.66        31,545       8.825     296.20        674          94.5
 9.001 -  9.500.............      6,068,400        216        1.22        28,094       9.223     296.69        677          97.1
 9.501 - 10.000.............      1,549,373         52        0.31        29,796       9.903     297.13        668          93.1
10.001 - 10.500.............      3,709,642        101        0.75        36,729      10.305     298.76        615          80.2
10.501 - 11.000.............     19,992,615        588        4.02        34,001      10.689     294.98        609          79.9
11.001 - 11.500.............        205,335          7        0.04        29,334      11.315     297.34        641          89.7
12.001 - 12.500.............        163,872          4        0.03        40,968      12.187     295.29        598          73.1
                              --------------   ---------  -----------
       Total                   $497,224,822     15,002      100.00%
                              ==============   =========  ===========

     As of the Statistical Calculation Date, the weighted average loan rate of the statistical calculation mortgage loans in loan group 1 was approximately 6.936%.




                                Months Remaining to Scheduled Maturity for the Group 1 Mortgage Loans

                                                                                                             Weighted
                                                          Percent of                 Weighted    Weighted     Average     Weighted
                                 Aggregate      Number     Aggregate     Average      Average    Average      Credit       Average
                                 Principal        of       Principal     Current       Gross    Remaining     Bureau      Combined
Range of Months Remaining to      Balance      Mortgage     Balance     Principal    Mortgage      Term        Risk       Loan-to-
     Scheduled Maturity         Outstanding      Loans    Outstanding    Balance       Rate      (months)      Score     Value Ratio
----------------------------- --------------  ---------  -----------  -----------  ----------  ---------    ---------   -----------
 97 - 108..................    $      2,100          1       (1)      $     2,100      4.875%    105.00        750          80.0%
109 - 120..................         387,602         17        0.08%        22,800      7.013     115.41        716          95.1
169 - 180..................         106,181          2        0.02         53,090      8.088     174.73        688          96.9
277 - 288..................       1,378,145         43        0.28         32,050      9.821     286.67        629          83.6
289 - 300..................     490,012,903     14,812       98.55         33,082      6.945     296.67        702          88.8
349 - 360..................       5,337,892        127        1.07         42,031      5.300     351.46        715         100.0
                              --------------   ---------  -----------
       Total                   $497,224,822     15,002      100.00%
                              ==============   =========  ===========

________________________________________
/(1)/ Less than 0.1%

     As of the Statistical Calculation Date, the weighted average remaining months to scheduled maturity of the statistical calculation mortgage loans in loan group 1 was approximately 297.

     The above table assumes that the draw period for the statistical calculation mortgage loans with (a) five year draw periods and fifteen year repayment periods will be extended for an additional five years and (b) five year draw periods and ten year repayment periods will not be extended.


                                    Combined Loan-to-Value Ratios for the Group 1 Mortgage Loans
                                                                                                             Weighted
                                                           Percent of               Weighted    Weighted      Average     Weighted
                                 Aggregate      Number     Aggregate     Average     Average    Average       Credit       Average
                                 Principal        of       Principal     Current      Gross    Remaining      Bureau      Combined
       Range of Combined          Balance      Mortgage     Balance     Principal    Mortgage      Term        Risk       Loan-to-
    Loan-to-Value Ratio (%)     Outstanding      Loans    Outstanding    Balance       Rate      (months)      Score     Value Ratio
-----------------------------  --------------  ---------  -----------  -----------  ----------  ---------    ---------   -----------
 0.01 -  10.00.............    $     10,494          1       (1)      $   10,494       5.875%    295.00        698           9.2%
10.01 -  20.00.............         439,702         11        0.09%       39,973       5.634     296.57        700          18.1
20.01 -  30.00.............       1,079,416         28        0.22        38,551       5.174     297.11        712          26.4
30.01 -  40.00.............       3,033,732         87        0.61        34,870       5.455     296.56        718          36.0
40.01 -  50.00.............       6,084,453        170        1.22        35,791       5.555     296.81        699          45.9
50.01 -  60.00.............      11,574,240        332        2.33        34,862       5.808     296.76        689          56.0
60.01 -  70.00.............      34,889,707        948        7.02        36,803       5.643     296.58        689          67.0
70.01 -  80.00.............      55,548,829      1,556       11.17        35,700       5.953     296.63        685          77.6
80.01 -  90.00.............     131,007,508      4,524       26.35        28,958       7.282     296.58        685          88.6
90.01 - 100.00.............     253,556,742      7,345       50.99        34,521       7.263     297.51        717          98.1
                              --------------   ---------  -----------
       Total                   $497,224,822     15,002      100.00%
                              ==============   =========  ===========
____________________________________________
(1) Less than 0.1%

     As of the Statistical Calculation Date, the weighted average combined loan-to-value ratio of the statistical calculation mortgage loans in loan group 1 was approximately 88.89%.


    The geographic location used for the following table is determined by the address of the mortgaged property securing the related mortgage loan.


                                       Geographic Distribution for the Group 1 Mortgage Loans

                                                                                                            Weighted
                                                         Percent of                 Weighted    Weighted     Average     Weighted
                                Aggregate      Number     Aggregate     Average      Average    Average      Credit       Average
                                Principal        of       Principal     Current       Gross    Remaining     Bureau      Combined
                                 Balance      Mortgage     Balance     Principal    Mortgage      Term        Risk       Loan-to-
             State             Outstanding      Loans    Outstanding    Balance       Rate      (months)      Score     Value Ratio
----------------------------- --------------  ---------  -----------  -----------  ----------  ---------    ---------   -----------
Alaska....................     $  1,398,197         36        0.28%   $    38,839      7.078%    296.92        715          91.4%
Alabama...................        6,981,211        270        1.40         25,856      7.205     298.13        713          96.9
Arizona...................       18,451,011        603        3.71         30,599      6.972     296.93        703          91.6
California................      103,468,370      2,527       20.81         40,945      6.934     296.73        691          82.9
Colorado..................       21,302,460        605        4.28         35,211      6.830     296.57        715          93.5
Connecticut...............        5,701,214        171        1.15         33,340      6.551     298.28        701          86.6
District of Columbia......        1,045,842         22        0.21         47,538      7.027     297.37        692          86.3
Delaware..................        1,556,202         52        0.31         29,927      7.380     297.60        692          91.2
Florida...................       37,590,040      1,276        7.56         29,459      6.936     296.77        710          90.8
Georgia...................       15,604,788        478        3.14         32,646      7.015     296.90        704          94.7
Hawaii....................        2,629,013         71        0.53         37,028      6.733     296.81        703          80.3
Iowa......................        1,794,413         70        0.36         25,634      6.926     296.44        717          94.5
Idaho.....................        3,862,790        160        0.78         24,142      7.140     296.52        711          93.4
Illinois..................       19,124,858        602        3.85         31,769      6.883     297.37        709          90.5
Indiana...................        6,835,356        265        1.37         25,794      7.328     296.79        697          94.3
Kansas....................        4,367,084        161        0.88         27,125      7.022     296.91        716          94.9
Kentucky..................        4,457,752        169        0.90         26,377      7.171     296.39        706          92.6
Louisiana.................        4,105,360        143        0.83         28,709      6.803     296.46        706          88.7
Massachusetts.............       10,818,998        272        2.18         39,776      6.419     297.66        703          83.9
Maryland..................       11,491,598        312        2.31         36,832      7.210     296.52        686          86.4
Maine.....................        1,511,689         42        0.30         35,993      6.583     296.60        689          86.0
Michigan..................       13,813,236        439        2.78         31,465      6.693     306.05        705          93.5
Minnesota.................        8,077,810        246        1.62         32,837      6.754     296.78        710          90.2
Missouri..................        6,198,235        232        1.25         26,717      6.797     296.79        712          91.9
Mississippi...............        1,811,109         74        0.36         24,474      7.365     298.46        707          96.2
Montana...................        1,749,233         56        0.35         31,236      6.553     297.64        719          85.1
North Carolina............       10,367,215        361        2.09         28,718      7.092     297.51        708          95.3
North Dakota..............          487,087         19        0.10         25,636      7.408     296.69        705          90.8
Nebraska..................          777,247         27        0.16         28,787      6.564     297.06        731          88.2
New Hampshire.............        3,536,160         99        0.71         35,719      7.355     296.72        691          89.3
New Jersey................       20,845,131        580        4.19         35,940      6.651     296.88        697          84.0
New Mexico................        2,242,994         72        0.45         31,153      7.105     296.57        685          89.9
Nevada....................       19,797,050        501        3.98         39,515      7.119     296.90        701          87.3
New York..................       19,103,891        526        3.84         36,319      6.439     297.15        706          81.5
Ohio......................       13,881,193        514        2.79         27,006      7.191     296.52        706          93.3
Oklahoma..................        2,022,018         87        0.41         23,242      7.294     297.17        695          93.6
Oregon....................        8,468,921        262        1.70         32,324      6.959     296.72        704          92.4
Pennsylvania..............       15,151,311        534        3.05         28,373      6.921     297.32        702          89.9
Rhode Island..............        2,334,726         62        0.47         37,657      6.876     296.29        687          86.6
South Carolina............        4,371,849        163        0.88         26,821      7.248     296.52        700          93.1
South Dakota..............          497,005         19        0.10         26,158      6.708     299.43        697          92.4
Tennessee.................        5,745,940        219        1.16         26,237      7.168     296.71        713          94.2
Texas.....................        2,357,788         83        0.47         28,407      7.367     296.72        721          96.0
Utah......................        5,858,834        188        1.18         31,164      7.222     297.84        702          93.2
Virginia..................       14,156,234        410        2.85         34,527      7.033     297.85        704          91.1
Vermont...................          251,836         12        0.05         20,986      6.419     306.35        718          86.6
Washington................       20,158,184        562        4.05         35,869      7.005     296.88        711          92.6
Wisconsin.................        6,890,279        256        1.39         26,915      7.105     297.23        705          92.5
West Virginia.............        1,331,887         61        0.27         21,834      7.216     244.30        711          93.5
Wyoming...................          842,174         31        0.17         27,167      7.462     295.87        694          92.7
                              --------------   ---------  -----------
       Total                   $497,224,822     15,002      100.00%
                              ==============   =========  ===========


                                 Credit Scores for the Mortgage Loans for the Group 1 Mortgage Loans

                                                                                                             Weighted
                                                          Percent of                 Weighted    Weighted     Average     Weighted
                                 Aggregate      Number     Aggregate     Average      Average    Average      Credit       Average
                                 Principal        of       Principal     Current       Gross    Remaining     Bureau      Combined
                                  Balance      Mortgage     Balance     Principal    Mortgage      Term        Risk       Loan-to-
    Range of Credit Scores      Outstanding      Loans    Outstanding    Balance       Rate      (months)      Score     Value Ratio
-----------------------------  --------------  ---------  -----------  -----------  ----------  ---------    ---------   -----------
821 - 840...................   $    894,558         30        0.18%     $  29,819      6.021%    295.36        830          90.1%
801 - 820...................      6,522,559        210        1.31         31,060      6.429     296.78        808          89.3
781 - 800...................     21,897,330        681        4.40         32,155      6.388     296.90        789          88.4
761 - 780...................     37,529,213      1,197        7.55         31,353      6.524     297.07        770          90.3
741 - 760...................     53,270,911      1,670       10.71         31,899      6.564     297.20        750          90.9
721 - 740...................     63,477,944      1,932       12.77         32,856      6.633     297.10        730          91.6
701 - 720...................     73,627,451      2,215       14.81         33,240      6.677     297.48        710          91.6
681 - 700...................     66,401,504      1,926       13.35         34,476      6.924     297.43        690          90.3
661 - 680...................     66,481,344      1,958       13.37         33,954      7.032     297.19        670          89.1
641 - 660...................     50,066,588      1,489       10.07         33,624      7.155     296.77        651          85.1
621 - 640...................     36,238,017      1,111        7.29         32,617      7.281     296.30        631          81.7
601 - 620...................     11,459,280        316        2.30         36,264      9.458     295.93        612          80.9
581 - 600...................      7,255,246        201        1.46         36,096     10.401     296.20        590          79.1
561 - 580...................        947,547         32        0.19         29,611      9.834     295.98        574          76.8
560 or less.................      1,155,330         34        0.23         33,980     10.336     295.62        538          77.0
                              --------------   ---------  -----------
       Total                   $497,224,822     15,002      100.00%
                              ==============   =========  ===========

     As of the Statistical Calculation Date, the weighted average credit score of the statistical calculation mortgage loans in loan group 1 was approximately 702.





                                            Property Type for the Group 1 Mortgage Loans

                                                                                                              Weighted
                                                          Percent of                 Weighted    Weighted     Average     Weighted
                                 Aggregate      Number     Aggregate     Average      Average     Average      Credit      Average
                                 Principal        of       Principal     Current       Gross     Remaining     Bureau     Combined
                                  Balance      Mortgage     Balance     Principal    Mortgage      Term         Risk      Loan-to-
         Property Type          Outstanding      Loans    Outstanding    Balance       Rate      (months)      Score     Value Ratio
------------------------------ --------------  ---------  -----------  -----------  ----------  ---------    ---------   -----------
Single Family.................  $358,057,280     10,980       72.01%   $   32,610       6.947%    297.14        698          88.1%
Planned Unit Development (PUD)    80,420,139      2,256       16.17        35,647       6.972     296.68        708          91.2
Low-rise Condominium..........    47,462,092      1,442        9.55        32,914       6.811     297.17        720          91.7
2-4 Units.....................     6,534,008        174        1.31        37,552       6.876     296.72        704          84.2
High-rise Condominium.........     3,562,345        106        0.72        33,607       7.351     297.76        724          90.8
Manufactured Housing (1)......     1,188,959         44        0.24        27,022       5.293     296.87        701          76.9
                              --------------   ---------  -----------
       Total                    $497,224,822     15,002      100.00%
                              ==============   =========  ===========

___________________________________________________
(1) Treated as real property


                                            Gross Margins for the Group 1 Mortgage Loans

                                                                                                            Weighted
                                                         Percent of                 Weighted    Weighted     Average      Weighted
                                 Aggregate     Number     Aggregate     Average      Average    Average      Credit       Average
                                 Principal       of       Principal     Current       Gross    Remaining     Bureau       Combined
                                  Balance     Mortgage     Balance     Principal    Mortgage      Term        Risk        Loan-to-
  Range of Gross Margins (%)    Outstanding     Loans    Outstanding    Balance       Rate      (months)      Score     Value Ratio
------------------------------ -------------- ---------  -----------  -----------  ----------  ---------    ---------   -----------
Less than or equal to 0.000.    $ 23,255,255       652        4.68%   $  35,668        4.468%    299.29        742          71.0%
0.001 - 0.250...............       7,770,935       196        1.56       39,648        4.723     297.00        688          65.1
0.251 - 0.500...............      28,935,062       780        5.82       37,096        4.936     296.97        719          75.4
0.501 - 0.750...............       6,795,457       148        1.37       45,915        5.151     304.86        707          77.1
0.751 - 1.000...............      14,425,919       336        2.90       42,934        5.374     298.32        714          82.3
1.001 - 1.250...............      22,708,477       627        4.57       36,218        5.678     298.81        654          71.9
1.251 - 1.500...............       9,211,528       277        1.85       33,255        5.594     299.40        707          84.2
1.501 - 1.750...............      12,083,553       310        2.43       38,979        6.080     298.79        696          81.5
1.751 - 2.000...............      34,247,004     1,296        6.89       26,425        6.303     297.08        732          89.4
2.001 - 2.250...............      28,866,906       924        5.81       31,241        6.654     296.84        702          88.4
2.251 - 2.500...............     100,893,604     3,216       20.29       31,372        6.941     296.34        734          96.1
2.501 - 2.750...............      16,699,398       467        3.36       35,759        7.097     296.95        701          91.2
2.751 - 3.000...............      34,661,042     1,108        6.97       31,283        7.354     296.27        658          90.1
3.001 - 3.250...............       6,644,469       215        1.34       30,905        6.962     296.69        687          94.3
3.251 - 3.500...............      87,116,755     2,495       17.52       34,917        7.957     296.60        701          98.3
3.501 - 3.750...............       9,555,589       329        1.92       29,044        8.000     296.77        704          95.4
3.751 - 4.000...............       5,736,712       161        1.15       35,632        8.306     296.88        704          95.6
4.001 - 4.250...............       7,847,139       269        1.58       29,172        8.387     295.88        673          93.4
4.251 - 4.500...............       6,508,220       185        1.31       35,180        8.376     296.84        673          96.1
4.501 - 4.750...............       4,680,836       157        0.94       29,814        8.966     296.74        681          97.4
4.751 - 5.000...............       1,715,634        70        0.35       24,509        8.736     296.80        663          96.2
5.001 - 5.250...............         433,617        17        0.09       25,507        8.660     297.22        699          96.1
5.251 - 5.500...............       1,294,623        41        0.26       31,576        8.365     297.08        659          95.0
5.501 - 5.750...............         587,223        10        0.12       58,722       10.158     297.39        636          84.2
5.751 - 6.000...............         141,277         4        0.03       35,319       10.487     297.05        582          80.3
6.001 - 6.250...............      17,388,828       516        3.50       33,699       10.336     295.80        618          80.5
6.251 - 6.500...............       6,620,252       184        1.33       35,980       10.596     295.34        589          77.2
6.501 - 6.750...............         151,935         6        0.03       25,323       11.250     297.11        641          89.5
6.751 - 7.000...............          53,400         1        0.01       53,400       11.500     298.00        642          90.0
7.501 - 7.750...............         145,222         4        0.03       36,305       10.481     295.48        592          68.1
7.751 - 8.000...............          48,950         1        0.01       48,950       12.490     297.00        625          75.3
                              --------------   ---------  -----------
       Total                    $497,224,822    15,002      100.00%
                              ==============   =========  ===========

     As of the Statistical Calculation Date, the weighted average gross margin of the statistical calculation mortgage loans in loan group 1 was approximately 2.541%.


     The credit limit utilization rates in the following table are determined by dividing the principal balance as of the Statistical Calculation Date for the particular grouping by the aggregate of the credit limits of the related credit line agreements.


                                    Credit Limit Utilization Rates for the Group 1 Mortgage Loans

                                                                                                            Weighted
                                                          Percent of                Weighted    Weighted     Average     Weighted
                                 Aggregate      Number     Aggregate     Average     Average    Average      Credit       Average
                                 Principal        of       Principal     Current      Gross    Remaining     Bureau      Combined
       Range of Credit            Balance      Mortgage     Balance     Principal   Mortgage      Term        Risk       Loan-to-
 Limit Utilization Rates (%)    Outstanding      Loans    Outstanding    Balance      Rate      (months)      Score     Value Ratio
------------------------------ -------------- ---------  -----------  -----------  ----------  ---------    ---------   -----------
 0.01  - 10.00................  $    282,436        96        0.06%   $   2,942       5.664%    294.95        726          77.6%
10.01  - 20.00................     1,203,395       155        0.24        7,764       5.821     295.81        724          74.7
20.01  - 30.00................     2,476,942       180        0.50       13,761       5.820     296.96        717          73.2
30.01  - 40.00................     4,412,359       224        0.89       19,698       5.878     297.23        712          75.0
40.01  - 50.00................     6,790,970       318        1.37       21,355       6.080     296.56        708          75.8
50.01  - 60.00................     9,115,668       357        1.83       25,534       6.011     298.08        710          77.4
60.01  - 70.00................    12,690,702       452        2.55       28,077       6.124     297.44        702          78.8
70.01  - 80.00................    16,895,935       538        3.40       31,405       6.184     297.00        700          80.2
80.01  - 90.00................    23,742,608       675        4.78       35,174       6.397     297.65        702          83.3
90.01 - 100.00................   419,613,806    12,007       84.39       34,947       7.077     297.01        702          90.6
                              --------------   ---------  -----------
       Total                    $497,224,822    15,002      100.00%
                              ==============   =========  ===========

     As of the Statistical Calculation Date, the average credit limit utilization rate of the statistical calculation mortgage loans in loan group 1 was approximately 91.20%.





                                          Maximum Loan Rates for the Group 1 Mortgage Loans

                                                                                                             Weighted
                                                           Percent of                Weighted    Weighted     Average     Weighted
                                  Aggregate      Number     Aggregate     Average     Average    Average      Credit       Average
                                  Principal        of       Principal     Current      Gross    Remaining     Bureau      Combined
                                   Balance      Mortgage     Balance     Principal   Mortgage      Term        Risk       Loan-to-
    Maximum Loan Rates (%)       Outstanding      Loans    Outstanding    Balance      Rate      (months)      Score     Value Ratio
------------------------------ -------------- ---------  -----------  -----------  ----------  ---------    ---------   -----------
 11.949.......................   $    123,993          1         0.02%   $ 123,993       4.250%    296.00        744         100.0%
 15.000.......................         26,194          1         0.01       26,194       6.250     352.00        703         100.0
 16.000.......................     10,592,191        366         2.13       28,940       7.095     297.50        708          94.9
 17.000.......................     39,773,180      1,354         8.00       29,375       6.967     296.65        710          91.0
 18.000.......................    422,442,042     12,575        84.96       33,594       6.731     297.17        707          89.1
 21.000.......................     24,267,222        705         4.88       34,422      10.399     295.69        610          79.6
                                --------------   ---------  -----------
         Total                   $497,224,822     15,002       100.00%
                                ==============   =========  ===========

     As of the Statistical Calculation Date, the weighted average maximum loan rate of the statistical calculation mortgage loans in loan group 1 was approximately 18.022%.



                                            Credit Limits for the Group 1 Mortgage Loans

                                                                                                            Weighted
                                                          Percent of                Weighted    Weighted     Average     Weighted
                                  Aggregate     Number     Aggregate     Average     Average    Average      Credit       Average
                                  Principal       of       Principal     Current      Gross    Remaining     Bureau      Combined
                                   Balance     Mortgage     Balance     Principal   Mortgage      Term        Risk       Loan-to-
  Range of Credit Limits ($)     Outstanding     Loans    Outstanding    Balance      Rate      (months)      Score     Value Ratio
------------------------------ -------------- ---------  -----------  -----------  ----------  ---------    ---------   -----------
      0.01 -  10,000.00.......  $    383,570        55        0.08%   $   6,974       6.478%    296.48        705          85.9%
 10,000.01 -  20,000.00.......    44,845,411     2,927        9.02       15,321       7.199     296.56        700          89.0
 20,000.01 -  30,000.00.......   104,214,210     4,303       20.96       24,219       7.151     296.73        703          91.3
 30,000.01 -  40,000.00.......    95,911,407     2,938       19.29       32,645       7.051     297.02        707          91.4
 40,000.01 -  50,000.00.......    84,538,076     2,059       17.00       41,058       6.954     296.99        704          89.0
 50,000.01 -  60,000.00......0    54,016,150     1,066       10.86       50,672       7.078     296.83        702          91.7
 60,000.01 -  70,000.00.......    31,893,142       562        6.41       56,749       7.018     297.46        698          89.4
 70,000.01 -  80,000.00.......    19,360,117       320        3.89       60,500       6.354     298.60        689          81.1
 80,000.01 -  90,000.00.......    13,792,665       197        2.77       70,014       6.500     298.13        688          82.8
 90,000.01 - 100,000.00.......    24,313,489       346        4.89       70,270       6.329     298.50        697          78.5
100,000.01 - 125,000.00.......     8,542,881        96        1.72       88,988       6.022     296.45        713          84.2
125,000.01 - 150,000.00.......    14,393,173       125        2.89      115,145       5.830     296.70        708          80.2
150,000.01 - 175,000.00.......     1,020,532         8        0.21      127,566       5.845     296.64        718          73.4
                              --------------   ---------  -----------
       Total                    $497,224,822    15,002      100.00%
                              ==============   =========  ===========

     As of the Statistical Calculation Date, the average credit limit of the statistical calculation mortgage loans in loan group 1 was approximately $37,236.




                                            Lien Priority for the Group 1 Mortgage Loans

                                                                                                             Weighted
                                                          Percent of                 Weighted    Weighted     Average     Weighted
                                 Aggregate      Number     Aggregate     Average      Average    Average      Credit       Average
                                 Principal        of       Principal     Current       Gross    Remaining     Bureau      Combined
                                  Balance      Mortgage     Balance     Principal    Mortgage      Term        Risk       Loan-to-
         Lien Priority          Outstanding      Loans    Outstanding    Balance       Rate      (months)      Score     Value Ratio
------------------------------ -------------- ---------  -----------  -----------  ----------  ---------    ---------   -----------
Second Liens................... $497,224,822    15,002      100.00%    $  33,144       6.936%    297.06        702          88.9%
                              --------------   ---------  -----------
       Total                    $497,224,822    15,002      100.00%
                              ==============   =========  ===========





                                          Delinquency Status for the Group 1 Mortgage Loans

                                                                                                             Weighted
                                                          Percent of                 Weighted    Weighted     Average     Weighted
                                 Aggregate      Number     Aggregate     Average      Average    Average      Credit       Average
                                 Principal        of       Principal     Current       Gross    Remaining     Bureau      Combined
                                  Balance      Mortgage     Balance     Principal    Mortgage      Term        Risk       Loan-to-
      Delinquency Status        Outstanding      Loans    Outstanding    Balance       Rate      (months)      Score     Value Ratio
------------------------------ -------------- ---------  -----------  -----------  ----------  ---------    ---------   -----------

Current......................   $493,822,271    14,887       99.32%   $   33,171       6.932%    297.08        702          88.9%
30-59 days...................      3,387,076       114        0.68        29,711       7.572     294.32        685          88.4
60-89 days...................         15,475         1        0.00        15,475       6.625     293.00        715          80.0
                              --------------  ---------  -----------
       Total                    $497,224,822   15,002       100.00%
                              ==============  =========  ===========


                                           Origination Year for the Group 1 Mortgage Loans

                                                                                                            Weighted
                                                          Percent of                Weighted    Weighted     Average     Weighted
                                 Aggregate      Number     Aggregate     Average     Average    Average      Credit       Average
                                 Principal        of       Principal     Current      Gross    Remaining     Bureau      Combined
                                  Balance      Mortgage     Balance     Principal   Mortgage      Term        Risk       Loan-to-
        Origination Year        Outstanding      Loans    Outstanding    Balance      Rate      (months)      Score     Value Ratio
------------------------------ -------------- ---------  -----------  -----------  ----------  ---------    ---------   -----------

2003.........................   $ 11,569,081       306        2.33%   $  37,807       7.247%    299.22        685          90.4%
2004.........................   $485,655,741    14,696       97.67       33,047       6.929     297.01        703          88.9
                              --------------  ---------  -----------
       Total                    $497,224,822   15,002       100.00%
                              ==============  =========  ===========


                                                            Loan Group 2

                                          Principal Balances for the Group 2 Mortgage Loans

                                                                                                            Weighted
                                                          Percent of                Weighted    Weighted     Average     Weighted
                                 Aggregate      Number     Aggregate     Average     Average    Average      Credit       Average
                                 Principal        of       Principal     Current      Gross    Remaining     Bureau      Combined
      Range of Principal          Balance      Mortgage     Balance     Principal   Mortgage      Term        Risk       Loan-to-
         Balances ($)           Outstanding      Loans    Outstanding    Balance      Rate      (months)      Score     Value Ratio
------------------------------ -------------- ---------  -----------  -----------  ----------  ---------    ---------   -----------
      0.01 -    10,000.00....   $    481,515        80         0.10%   $    6,019      6.104%    296.99        725          81.9%
 10,000.01 -    20,000.00....      4,420,780       278         0.88        15,902      6.521     297.22        709          81.9
 20,000.01 -    30,000.00....     10,449,880       409         2.08        25,550      6.623     297.55        703          86.6
 30,000.01 -    40,000.00....     17,901,466       495         3.56        36,165      6.524     297.51        705          86.3
 40,000.01 -    50,000.00....     26,279,345       575         5.23        45,703      6.586     297.21        706          85.7
 50,000.01 -    60,000.00....     32,274,436       578         6.42        55,838      6.831     297.01        713          89.7
 60,000.01 -    70,000.00....     41,471,139       631         8.25        65,723      6.987     296.47        713          90.9
 70,000.01 -    80,000.00....     44,433,937       593         8.84        74,931      6.965     296.94        715          92.6
 80,000.01 -    90,000.00....     33,293,904       391         6.62        85,151      7.050     296.27        711          92.6
 90,000.01 -   100,000.00....     48,179,106       498         9.58        96,745      6.863     297.51        705          90.0
100,000.01 -   125,000.00....     39,772,827       355         7.91       112,036      6.643     296.92        710          89.6
125,000.01 -   150,000.00....     49,848,794       354         9.91       140,816      6.442     296.64        702          85.1
150,000.01 -   175,000.00....     17,016,308       104         3.38       163,618      6.278     296.80        714          87.7
175,000.01 -   200,000.00....     21,740,612       114         4.32       190,707      6.154     297.11        712          82.8
200,000.01 -   225,000.00....     11,112,076        52         2.21       213,694      5.937     296.59        711          86.7
225,000.01 -   250,000.00....     17,424,110        73         3.47       238,686      5.968     298.20        722          82.9
250,000.01 -   275,000.00....     11,617,834        44         2.31       264,042      5.813     296.60        716          80.8
275,000.01 -   300,000.00....      9,920,744        34         1.97       291,787      5.396     296.44        710          79.3
300,000.01 -   325,000.00....      4,069,980        13         0.81       313,075      6.258     297.00        711          87.6
325,000.01 -   350,000.00....      4,706,734        14         0.94       336,195      5.400     297.01        738          80.6
350,000.01 -   375,000.00....      4,018,067        11         0.80       365,279      6.168     297.01        723          87.9
375,000.01 -   400,000.00....      3,154,808         8         0.63       394,351      5.752     296.62        734          82.1
400,000.01 -   425,000.00....      1,662,977         4         0.33       415,744      5.033     298.00        753          86.9
425,000.01 -   450,000.00....      4,367,858        10         0.87       436,786      5.846     296.71        734          87.9
450,000.01 -   475,000.00....      2,286,440         5         0.45       457,288      5.652     297.00        696          80.8
475,000.01 -   500,000.00....      7,978,793        16         1.59       498,675      5.792     296.68        718          72.7
500,000.01 -   525,000.00....      3,114,633         6         0.62       519,106      5.617     296.67        729          84.0
525,000.01 -   550,000.00....      1,079,892         2         0.21       539,946      5.509     297.00        765          67.0
550,000.01 -   575,000.00....      2,273,000         4         0.45       568,250      5.558     296.50        716          82.8
575,000.01 -   600,000.00....        588,000         1         0.12       588,000      4.250     298.00        765          61.4
600,000.01 -   625,000.00....      1,211,500         2         0.24       605,750      8.499     297.50        731          92.6
625,000.01 -   650,000.00....      1,903,250         3         0.38       634,417      4.917     298.00        731          79.5
650,000.01 -   675,000.00....        670,000         1         0.13       670,000      7.000     298.00        734          80.0
675,000.01 -   700,000.00....      2,770,336         4         0.55       692,584      5.873     297.25        735          79.0
725,000.01 -   750,000.00....      1,470,000         2         0.29       735,000      7.009     298.00        724          81.2
750,000.01 -   775,000.00....        765,179         1         0.15       765,179      6.500     298.00        652          70.0
850,000.01 -   875,000.00....      1,713,904         2         0.34       856,952      4.500     296.01        747          82.9
875,000.01 -   900,000.00....        879,690         1         0.17       879,690      4.500     298.00        701          80.0
925,000.01 -   950,000.00....        950,000         1         0.19       950,000      5.875     298.00        674          81.3
950,000.01 -   975,000.00....      1,918,300         2         0.38       959,150      6.070     297.00        725          75.0
975,000.01 - 1,000,000.00....      2,999,985         3         0.60       999,995      6.417     296.67        700          78.1
Greater than 1,000,000.00....      8,582,733         7         1.71     1,226,105      4.672     296.00        716          77.4
                              --------------   ---------  -----------
        Total                   $502,774,871     5,781       100.00%
                              ==============   =========  ===========

     As of the Statistical Calculation Date, the average principal balance of the statistical calculation mortgage loans in loan group 2 was approximately $86,970.


                                            Loan Programs for the Group 2 Mortgage Loans

                                                                                                             Weighted
                                                         Percent of                 Weighted    Weighted     Average      Weighted
                                 Aggregate     Number     Aggregate     Average      Average    Average      Credit       Average
                                 Principal       of       Principal     Current       Gross    Remaining     Bureau       Combined
                                  Balance     Mortgage     Balance     Principal    Mortgage      Term        Risk        Loan-to-
  Description of Loan Programs  Outstanding     Loans    Outstanding    Balance       Rate      (months)      Score     Value Ratio
------------------------------ -------------- ---------  -----------  -----------  ----------  ---------    ---------   -----------
10 Year Draw, 20 Year Repay..   $  2,476,277        39         0.49%   $    63,494      4.729%    350.98        731          99.2%
5 Year Draw,  5 Year Repay...         69,392         1         0.01         69,392      6.750     117.00        626          87.8
10 Year Draw, 15 Year Repay..    499,385,304     5,731        99.33         87,138      6.500     296.76        711          87.0
15 Year Draw, 0 Year Repay...        247,797         3         0.05         82,599      5.497     177.35        672          83.4
15 Year Draw, 10 Year Repay..        596,102         7         0.12         85,157      4.785     297.71        747          75.9
                              --------------   ---------  -----------
        Total                   $502,774,871     5,781       100.00%
                              ==============   =========  ===========



                                              Loan Rates for the Group 2 Mortgage Loans

                                                                                                             Weighted
                                                           Percent of                Weighted    Weighted     Average     Weighted
                                 Aggregate      Number      Aggregate    Average      Average    Average      Credit      Average
                                 Principal        of        Principal    Current       Gross    Remaining     Bureau     Combined
                                  Balance      Mortgage      Balance    Principal    Mortgage      Term        Risk      Loan-to-
    Range of Loans Rates (%)    Outstanding      Loans     Outstanding   Balance       Rate      (months)      Score    Value Ratio
------------------------------ -------------- ---------  -----------  -----------  ----------  ---------    ---------   -----------
 Less than 3.000.............   $  8,342,647       112         1.66%   $  74,488      3.000%     296.81        712          87.4%
 3.001 -  3.500..............      1,093,583        13         0.22       84,122      3.250      297.89        688          87.2
 3.501 -  4.000..............      4,931,591        16         0.98      308,224      3.904      296.18        746          73.5
 4.001 -  4.500..............     43,527,915       379         8.66      114,849      4.463      297.82        731          80.0
 4.501 -  5.000..............     51,898,790       517        10.32      100,385      4.907      297.63        718          75.8
 5.001 -  5.500..............     47,964,469       438         9.54      109,508      5.351      297.30        718          79.6
 5.501 -  6.000..............     36,151,001       325         7.19      111,234      5.789      296.51        687          79.3
 6.001 -  6.500..............     42,330,476       588         8.42       71,991      6.351      296.71        714          85.3
 6.501 -  7.000..............     93,918,076     1,234        18.68       76,109      6.875      296.75        727          92.3
 7.001 -  7.500..............     62,525,706       773        12.44       80,887      7.324      296.66        694          91.0
 7.501 -  8.000..............     63,971,094       799        12.72       80,064      7.970      296.75        713          97.6
 8.001 -  8.500..............     19,280,077       205         3.83       94,049      8.298      296.68        712          95.1
 8.501 -  9.000..............     11,967,375       146         2.38       81,968      8.830      297.04        689          94.8
 9.001 -  9.500..............      3,799,428        51         0.76       74,499      9.300      296.94        687          97.2
 9.501 - 10.000..............      1,244,351        20         0.25       62,218      9.778      297.08        671          92.9
10.001 - 10.500..............      2,088,635        31         0.42       67,375     10.269      298.25        629          82.6
10.501 - 11.000..............      7,651,709       132         1.52       57,967     10.692      295.48        612          84.0
11.001 - 11.500..............         47,000         1         0.01       47,000     11.250      299.00        569          83.8
11.501 - 12.000..............         40,948         1         0.01       40,948     11.750      300.00        620          89.8
                              --------------   ---------  -----------
        Total                   $502,774,871     5,781       100.00%
                              ==============   =========  ===========

     As of the Statistical Calculation Date, the weighted average loan rate of the statistical calculation mortgage loans in loan group 2 was approximately 6.489%.


                                Months Remaining to Scheduled Maturity for the Group 2 Mortgage Loans

                                                                                                             Weighted
                                                          Percent of                 Weighted    Weighted    Average      Weighted
                                 Aggregate      Number     Aggregate     Average      Average    Average     Credit       Average
                                 Principal        of       Principal     Current       Gross    Remaining    Bureau       Combined
 Range of Months Remaining to     Balance      Mortgage     Balance     Principal    Mortgage      Term       Risk        Loan-to-
      Scheduled Maturity        Outstanding      Loans    Outstanding    Balance       Rate      (months)     Score     Value Ratio
------------------------------ -------------- ---------  -----------  -----------  ----------  ---------    ---------   -----------
109 - 120  ...................  $     69,392         1         0.01%   $    69,392      6.750%    117.00        626          87.8%
169 - 180 ....................       247,797         3         0.05         82,599      5.497     177.35        672          83.4
277 - 288.....................       597,207        12         0.12         49,767      8.479     286.99        672          83.8
289 - 300.....................   499,384,198     5,726        99.33         87,213      6.496     296.77        712          87.0
349 - 360 ....................     2,476,277        39         0.49         63,494      4.729     350.98        731          99.2
                              --------------   ---------  -----------
        Total                   $502,774,871     5,781       100.00%
                              ==============   =========  ===========

     As of the Statistical Calculation Date, the weighted average remaining months to scheduled maturity of the statistical calculation mortgage loans in loan group 2 was approximately 297 months.

     The above table assumes that the draw period for the mortgage loans with (a) five year draw periods and fifteen year repayment periods will be extended for an additional five years and (b) five year draw periods and ten year repayment periods will not be extended.




                                    Combined Loan-to-Value Ratios for the Group 2 Mortgage Loans

                                                                                                             Weighted
                                                         Percent of                 Weighted    Weighted     Average      Weighted
                                 Aggregate     Number     Aggregate     Average      Average    Average       Credit       Average
                                 Principal       of       Principal     Current       Gross    Remaining      Bureau      Combined
    Range of Combined             Balance     Mortgage     Balance     Principal    Mortgage      Term         Risk       Loan-to-
   Loan-to-Value Ratio (%)      Outstanding     Loans    Outstanding    Balance       Rate      (months)      Score      Value Ratio
------------------------------ -------------- ---------  -----------  -----------  ----------  ---------    ---------   -----------
10.01 - 20.00.................  $    330,462         3        0.07%   $   110,154      5.111%    296.15        678           14.8%
20.01 - 30.00.................       246,996         5        0.05         49,399      4.736     297.63        691           25.6
30.01 - 40.00.................     2,075,356        19        0.41        109,229      5.046     297.17        719           35.9
40.01 - 50.00.................     5,082,286        48        1.01        105,881      5.318     296.68        714           45.7
50.01 - 60.00.................    12,808,100       118        2.55        108,543      5.100     296.69        724           56.1
60.01 - 70.00.................    39,437,482       378        7.84        104,332      5.121     296.83        709           66.7
70.01 - 80.00.................    84,908,335       798       16.89        106,401      5.546     296.84        702           77.9
80.01 - 90.00.................   163,255,620     2,075       32.47         78,677      6.660     296.70        704           88.5
90.01 - 100.00................   194,630,234     2,337       38.71         83,282      7.176     297.25        722           97.9
                              --------------   ---------  -----------
        Total                   $502,774,871     5,781      100.00%
                              ==============   =========  ===========

     As of the Statistical Calculation Date, the weighted combined average loan-to-value ratio of the statistical calculation mortgage loans in loan group 2 was approximately 87.07%.


     The geographic location used for the following table is determined by the address of the mortgaged property securing the related mortgage loan.

                                       Geographic Distribution for the Group 2 Mortgage Loans

                                                                                                             Weighted
                                                         Percent of                 Weighted    Weighted     Average     Weighted
                                 Aggregate     Number     Aggregate     Average      Average    Average       Credit      Average
                                 Principal       of       Principal     Current       Gross    Remaining      Bureau     Combined
                                  Balance     Mortgage     Balance     Principal    Mortgage      Term         Risk      Loan-to-
               State            Outstanding     Loans    Outstanding    Balance       Rate      (months)      Score     Value Ratio
------------------------------ -------------- ---------  -----------  -----------  ----------  ---------    ---------   -----------
Alaska.......................   $    310,046         9        0.06%   $   34,450       6.951%    296.78        719           92.6%
Alabama......................      1,128,792        25        0.22        45,152       7.316     296.32        706           93.2
Arizona......................      6,286,041        88        1.25        71,432       6.633     297.00        718           91.5
California...................    285,405,659     2,932       56.77        97,342       6.471     296.82        711           86.4
Colorado.....................     15,092,802       149        3.00       101,294       6.297     296.35        728           89.1
Connecticut..................      7,385,714        68        1.47       108,613       6.184     296.99        704           81.5
District of Columbia.........      1,608,179        17        0.32        94,599       6.639     296.61        707           90.8
Delaware.....................        573,898        12        0.11        47,825       5.963     303.58        699           81.1
Florida......................     23,330,937       288        4.64        81,010       6.570     297.07        717           88.5
Georgia......................      4,966,786        61        0.99        81,423       6.635     296.82        717           94.6
Hawaii.......................      6,923,208        83        1.38        83,412       6.393     297.11        729           81.4
Iowa.........................        300,071         9        0.06        33,341       7.396     296.77        723           96.3
Idaho........................        697,894        10        0.14        69,789       6.385     296.92        679           86.6
Illinois.....................      9,703,413       141        1.93        68,819       6.393     297.04        714           88.3
Indiana......................      1,476,939        28        0.29        52,748       6.432     296.83        731           89.0
Kansas.......................        720,502        15        0.14        48,033       7.498     296.81        696           96.7
Kentucky.....................      1,515,074        10        0.30       151,507       6.302     297.83        733           90.6
Louisiana....................        557,580        12        0.11        46,465       7.252     296.57        702           93.8
Massachusetts................     13,058,279       164        2.60        79,624       6.352     297.69        708           84.7
Maryland.....................      8,714,487       112        1.73        77,808       6.518     298.41        703           88.8
Maine........................        290,472         6        0.06        48,412       4.336     297.67        721           90.4
Michigan.....................      3,079,149        56        0.61        54,985       6.424     309.72        706           93.4
Minnesota....................      3,384,258        46        0.67        73,571       6.382     296.89        704           85.4
Missouri.....................      1,667,026        28        0.33        59,537       6.332     296.34        695           85.9
Mississippi..................        158,086         3        0.03        52,695       5.877     297.89        685           96.1
Montana......................        248,378         6        0.05        41,396       7.569     296.98        734           96.2
North Carolina...............      2,900,443        43        0.58        67,452       6.519     296.71        703           88.3
North Dakota.................         23,965         1        0.00        23,965       7.750     297.00        714          100.0
New Hampshire................        978,519        17        0.19        57,560       6.419     296.93        704           87.5
New Jersey...................     22,195,844       291        4.41        76,274       6.476     296.54        704           85.4
New Mexico...................        539,437        10        0.11        53,944       6.870     297.32        748           88.6
Nevada.......................     14,725,561       189        2.93        77,913       6.701     296.94        709           88.6
New York.....................     23,764,649       267        4.73        89,006       6.289     296.60        712           84.8
Ohio.........................      2,050,341        49        0.41        41,844       7.117     296.83        715           95.2
Oklahoma.....................        452,610        13        0.09        34,816       7.650     296.89        695           95.6
Oregon.......................      2,523,150        38        0.50        66,399       7.015     296.83        713           91.1
Pennsylvania.................      2,703,864        45        0.54        60,086       7.035     298.95        706           90.4
Rhode Island.................        217,446         4        0.04        54,361       6.589     295.57        705           86.7
South Carolina...............      1,388,510        20        0.28        69,426       7.142     296.89        705           91.5
South Dakota.................         15,000         1        0.00        15,000       6.750     292.00        746           93.3
Tennessee....................      1,065,786        20        0.21        53,289       6.664     297.03        713           88.9
Texas........................      1,416,521        21        0.28        67,453       6.926     297.07        744           92.4
Utah.........................      2,353,457        37        0.47        63,607       6.545     296.86        720           90.6
Virginia.....................      9,218,559       127        1.83        72,587       6.626     297.16        711           91.4
Vermont......................         36,200         1        0.01        36,200       6.375     296.00        715           90.0
Washington...................     13,308,543       171        2.65        77,828       6.723     296.95        704           91.1
Wisconsin....................      1,558,848        28        0.31        55,673       6.456     296.92        724           90.0
West Virginia................        388,793         7        0.08        55,542       7.176     265.13        699           96.4
Wyoming......................        365,158         3        0.07       121,719       5.782     293.28        739           85.7
                              --------------   ---------  -----------
        Total                   $502,774,871     5,781      100.00%
                              ==============   =========  ===========


                                 Credit Scores for the Mortgage Loans for the Group 2 Mortgage Loans

                                                                                                                   Weighted
                                                         Percent of                 Weighted    Weighted     Average      Weighted
                                 Aggregate     Number     Aggregate     Average      Average    Average       Credit       Average
                                 Principal       of       Principal     Current       Gross    Remaining      Bureau      Combined
                                  Balance     Mortgage     Balance     Principal    Mortgage      Term         Risk       Loan-to-
   Range of Credit Scores       Outstanding     Loans    Outstanding    Balance       Rate      (months)      Score      Value Ratio
------------------------------ -------------- ---------  -----------  -----------  ----------  ---------    ---------   -----------
841 - 850.....................  $     20,834         1        0.00%   $    20,834      7.000%    298.00        842           95.0%
821 - 840.....................       705,163         9        0.14         78,351      5.901     297.67        826           87.8
801 - 820.....................     4,611,609        64        0.92         72,056      6.244     297.25        807           86.0
781 - 800.....................    25,163,643       274        5.00         91,838      5.990     297.24        789           86.2
761 - 780.....................    50,828,032       548       10.11         92,752      6.222     296.87        770           88.1
741 - 760.....................    63,058,269       745       12.54         84,642      6.233     297.05        750           87.9
721 - 740.....................    78,949,712       868       15.70         90,956      6.385     297.23        731           88.5
701 - 720.....................    85,286,065       955       16.96         89,305      6.411     297.22        710           88.1
681 - 700.....................    61,501,226       708       12.23         86,866      6.588     296.73        690           87.8
661 - 680.....................    58,700,494       628       11.68         93,472      6.555     296.85        671           85.9
641 - 660.....................    35,600,342       471        7.08         75,585      6.710     296.59        651           84.3
621 - 640.....................    27,634,063       350        5.50         78,954      6.901     296.22        631           83.0
601 - 620.....................     6,727,897        96        1.34         70,082      8.945     296.12        612           84.0
581 - 600.....................     3,135,195        51        0.62         61,474      9.685     296.97        592           81.8
561 - 580.....................       766,329        12        0.15         63,861      9.809     296.78        571           78.0
560 or less...................        86,000         1        0.02         86,000     10.625     287.00        536           89.9
                              --------------   ---------  -----------
        Total                   $502,774,871     5,781      100.00%
                              ==============   =========  ===========


     As of the Statistical Calculation Date, the weighted average credit score of the statistical calculation mortgage loans in loan group 2 was approximately 712.



                                            Property Type for the Group 2 Mortgage Loans

                                                                                                            Weighted
                                                         Percent of                Weighted    Weighted      Average      Weighted
                                 Aggregate     Number     Aggregate     Average     Average    Average       Credit        Average
                                 Principal       of       Principal     Current      Gross    Remaining      Bureau       Combined
                                  Balance     Mortgage     Balance     Principal   Mortgage      Term         Risk        Loan-to-
           Property Type        Outstanding     Loans    Outstanding    Balance      Rate      (months)       Score      Value Ratio
------------------------------ -------------- ---------  -----------  -----------  ----------  ---------    ---------   -----------
Single Family.................  $338,889,646     3,941       67.40%   $  85,991       6.455%    296.97         710           86.5%
Planned Unit Development (PUD)   102,792,856     1,085       20.45       94,740       6.461     296.86         713           86.9
Low-rise Condominium..........    37,436,247       491        7.45       76,245       6.564     297.05         725           91.9
2-4 Units.....................    19,690,394       219        3.92       89,910       7.019     296.64         706           89.6
Hi-rise Condominium...........     3,905,929        44        0.78       88,771       6.796     297.26         722           86.6
Manufactured Housing (1)......        59,798         1        0.01       59,798       4.500     297.00         713           51.2
                              --------------   ---------  -----------
        Total                   $502,774,871     5,781      100.00%
                              ==============   =========  ===========


___________________________________________________
(1) Treated as real property

                                            Gross Margins for the Group 2 Mortgage Loans

                                                                                                             Weighted
                                                          Percent of                Weighted    Weighted      Average     Weighted
                                 Aggregate     Number      Aggregate    Average      Average     Average      Credit       Average
                                 Principal       of        Principal    Current       Gross     Remaining     Bureau      Combined
                                  Balance     Mortgage      Balance    Principal    Mortgage      Term         Risk       Loan-to-
Range of Gross Margins (%)      Outstanding     Loans     Outstanding   Balance       Rate      (months)       Score     Value Ratio
------------------------------ -------------- ---------  -----------  -----------  ----------  ---------    ---------   -----------
Less than or equal to 0.000..   $ 48,799,637       395        9.71%   $  123,543       4.403%    298.22         734          79.5%
0.001 - 0.250................      9,532,087       104        1.90        91,655       4.700     297.18         698          69.0
0.251 - 0.500................     42,812,783       411        8.52       104,167       4.909     297.03         723          76.8
0.501 - 0.750................     19,102,506       171        3.80       111,711       5.082     297.33         715          78.1
0.751 - 1.000................     30,612,332       294        6.09       104,124       5.384     297.22         719          81.0
1.001 - 1.250................     24,191,474       224        4.81       107,998       5.628     296.40         678          76.9
1.251 - 1.500................     13,588,308       120        2.70       113,236       5.762     297.19         708          84.3
1.501 - 1.750................     12,975,819       146        2.58        88,875       6.072     296.42         693          81.5
1.751 - 2.000................     30,572,172       462        6.08        66,174       6.338     296.89         722          87.2
2.001 - 2.250................     28,159,469       381        5.60        73,909       6.671     296.38         712          89.0
2.251 - 2.500................     66,530,894       865       13.23        76,914       6.912     296.92         734          93.7
2.501 - 2.750................     38,251,100       446        7.61        85,765       7.167     296.57         711          91.2
2.751 - 3.000................     25,565,777       348        5.08        73,465       7.356     296.84         669          90.8
3.001 - 3.250................      5,837,196        71        1.16        82,214       7.390     296.82         689          92.0
3.251 - 3.500................     58,979,747       739       11.73        79,810       7.958     296.76         715          98.1
3.501 - 3.750................     10,849,511       124        2.16        87,496       8.000     295.92         703          94.1
3.751 - 4.000................      8,911,888        87        1.77       102,435       8.373     296.70         719          96.0
4.001 - 4.250................      6,476,211        76        1.29        85,213       8.621     297.02         695          93.5
4.251 - 4.500................      5,712,721        73        1.14        78,256       8.841     297.10         680          96.2
4.501 - 4.750................      2,185,843        30        0.43        72,861       8.819     297.04         693          97.6
4.751 - 5.000................      1,737,118        23        0.35        75,527       9.457     296.87         676          96.6
5.001 - 5.250................        897,820        13        0.18        69,063       9.700     297.36         673          91.7
5.251 - 5.500................        346,531         7        0.07        49,504       9.980     296.33         668          96.1
5.501 - 5.750................        506,728         8        0.10        63,341      10.197     296.25         675          88.0
5.751 - 6.000................        213,891         3        0.04        71,297      10.321     298.22         643          84.1
6.001 - 6.250................      6,729,893       111        1.34        60,630      10.485     295.96         619          84.3
6.251 - 6.500................      2,607,467        47        0.52        55,478      10.242     296.51         593          81.1
6.501 - 6.750................         47,000         1        0.01        47,000      11.250     299.00         569          83.8
7.001 - 7.250................         40,948         1        0.01        40,948      11.750     300.00         620          89.8
                              --------------   ---------  -----------
        Total                   $502,774,871     5,781      100.00%
                              ==============   =========  ===========

     As of the Statistical Calculation Date, the weighted average gross margin of the statistical calculation mortgage loans in loan group 2 was approximately 2.058%.


     The credit limit utilization rates in the following table are determined by dividing the principal balance as of the Statistical Calculation Date for the particular grouping by the aggregate of the credit limits of the related credit line agreements.


                                    Credit Limit Utilization Rates for the Group 2 Mortgage Loans

                                                                                                            Weighted
                                                         Percent of                 Weighted    Weighted     Average      Weighted
                                 Aggregate     Number     Aggregate     Average      Average    Average       Credit       Average
                                 Principal       of       Principal     Current       Gross    Remaining      Bureau      Combined
       Range of Credit            Balance     Mortgage     Balance     Principal    Mortgage      Term         Risk       Loan-to-
 Limit Utilization Rates (%)    Outstanding     Loans    Outstanding    Balance       Rate      (months)      Score      Value Ratio
------------------------------ -------------- ---------  -----------  -----------  ----------  ---------    ---------   -----------
 0.01 -  10.00...............  $    568,730         60        0.11%   $   9,479         5.325%   296.62        750           72.8%
10.01 -  20.00...............     1,965,048         84        0.39       23,393         5.394    296.75        733           78.2
20.01 -  30.00...............     3,908,389        112        0.78       34,896         5.638    297.02        732           82.1
30.01 -  40.00...............     6,718,566        135        1.34       49,767         5.411    297.21        735           77.4
40.01 -  50.00...............     7,663,901        131        1.52       58,503         5.528    296.98        714           74.7
50.01 -  60.00...............    12,329,899        165        2.45       74,727         5.458    296.68        724           76.3
60.01 -  70.00...............    17,027,869        203        3.39       83,881         5.721    297.20        709           78.9
70.01 -  80.00...............    14,718,203        184        2.93       79,990         5.811    297.29        713           79.6
80.01 -  90.00...............    20,336,437        222        4.04       91,606         5.676    296.48        712           80.3
90.01 - 100.00...............   417,537,829      4,485       83.05       93,097         6.664    296.95        710           88.8
                              --------------   ---------  -----------
        Total                   $502,774,871     5,781      100.00%
                              ==============   =========  ===========


     As of the Statistical Calculation Date, the average credit limit utilization rate of the statistical calculation mortgage loans in loan group 2 was approximately 89.31%.





                                          Maximum Loan Rates for the Group 2 Mortgage Loans

                                                                                                            Weighted
                                                         Percent of                 Weighted    Weighted     Average      Weighted
                                  Aggregate    Number     Aggregate     Average      Average    Average      Credit       Average
                                  Principal      of       Principal     Current       Gross    Remaining     Bureau       Combined
                                   Balance    Mortgage     Balance     Principal    Mortgage      Term        Risk        Loan-to-
      Maximum Loan Rates (%)     Outstanding    Loans    Outstanding    Balance       Rate      (months)      Score     Value Ratio
------------------------------ -------------- ---------  -----------  -----------  ----------  ---------    ---------   -----------
 11.949......................   $    248,400         1        0.05%   $   248,400       5.000%   298.00        735          90.0%
 14.614......................         16,030         1        (1)          16,030       6.875    297.00        790          90.0
 16.000......................      3,434,471        50        0.68         68,689       6.745    296.58        703          88.7
 17.000......................     24,533,153       306        4.88         80,174       6.606    296.85        718          88.7
 18.000......................    465,313,233     5,265       92.55         88,379       6.404    296.97        713          87.1
 21.000......................      9,229,584       158        1.84         58,415      10.392    296.09        609          82.7
                              --------------   ---------  -----------
        Total                   $502,774,871     5,781      100.00%
                              ==============   =========  ===========

_______________
(1) Less than 0.1%


     As of the Statistical Calculation Date, the weighted average maximum loan rate of the statistical calculation mortgage loans in loan group 2 was approximately 17.990%.


                                            Credit Limits for the Group 2 Mortgage Loans

                                                                                                            Weighted
                                                         Percent of                 Weighted    Weighted     Average      Weighted
                                 Aggregate     Number     Aggregate     Average      Average    Average      Credit       Average
                                 Principal       of       Principal     Current       Gross    Remaining     Bureau       Combined
                                  Balance     Mortgage     Balance     Principal    Mortgage      Term        Risk        Loan-to-
Range of Credit Limits ($)      Outstanding     Loans    Outstanding    Balance       Rate      (months)      Score     Value Ratio
------------------------------ -------------- ---------  -----------  -----------  ----------  ---------    ---------   -----------
      0.01 -    10,000.00....   $     45,533         6        0.01%   $     7,589       6.47%    296.55        678          81.3%
 10,000.01 -    20,000.00....      2,060,439       130        0.41         15,850       7.336    296.78        695          87.2
 20,000.01 -    30,000.00....      7,017,986       292        1.40         24,034       6.953    297.22        698          88.8
 30,000.01 -    40,000.00....     12,545,846       372        2.50         33,725       6.850    297.37        700          88.4
 40,000.01 -    50,000.00....     24,987,777       615        4.97         40,631       6.661    297.28        704          86.5
 50,000.01 -    60,000.00....     29,176,220       550        5.80         53,048       6.907    297.07        714          90.5
 60,000.01 -    70,000.00....     37,149,995       596        7.39         62,332       7.054    296.41        715          92.0
 70,000.01 -    80,000.00....     42,957,548       609        8.54         70,538       7.040    297.05        714          93.2
 80,000.01 -    90,000.00....     31,465,913       403        6.26         78,079       7.168    296.46        712          93.6
 90,000.01 -   100,000.00....     54,563,156       658       10.85         82,923       6.810    297.43        702          88.8
100,000.01 -   125,000.00....     37,263,179       360        7.41        103,509       6.724    296.99        709          90.8
125,000.01 -   150,000.00....     55,753,266       472       11.09        118,121       6.384    296.62        703          84.8
150,000.01 -   175,000.00....     15,417,774       106        3.07        145,451       6.331    296.92        710          88.0
175,000.01 -   200,000.00....     25,069,787       162        4.99        154,752       6.135    297.09        713          82.4
200,000.01 -   225,000.00....     10,511,911        59        2.09        178,168       5.982    296.55        708          85.7
225,000.01 -   250,000.00....     18,827,450       106        3.74        177,617       5.911    298.13        722          83.6
250,000.01 -   275,000.00....      9,607,498        43        1.91        223,430       6.022    296.57        709          84.6
275,000.01 -   300,000.00....     13,799,550        60        2.74        229,993       5.273    296.52        716          78.1
300,000.01 -   325,000.00....      5,129,888        21        1.02        244,280       6.230    296.66        712          85.0
325,000.01 -   350,000.00....      4,559,214        19        0.91        239,959       5.704    296.34        744          82.2
350,000.01 -   375,000.00....      4,249,887        13        0.85        326,914       5.976    296.97        733          88.8
375,000.01 -   400,000.00....      4,320,486        15        0.86        288,032       5.594    296.71        722          76.6
400,000.01 -   425,000.00....      2,861,449        10        0.57        286,145       5.324    297.40        734          84.8
425,000.01 -   450,000.00....      5,651,293        15        1.12        376,753       5.710    296.87        736          86.7
450,000.01 -   475,000.00....      1,067,205         3        0.21        355,735       6.216    297.00        681          81.1
475,000.01 -   500,000.00....     10,317,531        31        2.05        332,824       5.552    296.56        726          71.9
500,000.01 -   525,000.00....      1,537,750         3        0.31        512,583       6.521    298.00        723          88.2
525,000.01 -   550,000.00....        904,060         2        0.18        452,030       6.147    297.39        736          78.1
550,000.01 -   575,000.00....      1,708,000         3        0.34        569,333       5.908    297.33        701          81.9
575,000.01 -   600,000.00....      1,478,684         5        0.29        295,737       4.861    295.96        706          81.0
600,000.01 -   625,000.00....      1,211,500         2        0.24        605,750       8.499    297.50        731          92.6
625,000.01 -   650,000.00....      1,903,250         3        0.38        634,417       4.917    298.00        731          79.5
650,000.01 -   675,000.00....      1,258,000         2        0.25        629,000       5.715    298.00        748          71.3
675,000.01 -   700,000.00....      2,874,760         5        0.57        574,952       5.717    297.66        738          82.2
700,000.01 -   725,000.00....        956,928         2        0.19        478,464       6.017    297.00        721          95.3
725,000.01 -   750,000.00....        740,000         1        0.15        740,000       8.375    298.00        739         100.0
750,000.01 -   775,000.00....        765,179         1        0.15        765,179       6.500    298.00        652          70.0
850,000.01 -   875,000.00....      1,713,904         2        0.34        856,952       4.500    296.01        747          82.9
875,000.01 -   900,000.00....        926,246         2        0.18        463,123       4.569    297.95        704          79.2
925,000.01 -   950,000.00....        950,000         1        0.19        950,000       5.875    298.00        674          81.3
950,000.01 -   975,000.00....      1,918,300         2        0.38        959,150       6.070    297.00        725          75.0
975,000.01 - 1,000,000.00....      5,954,553         9        1.18        661,617       5.602    296.28        726          72.2
1,000,000.00 or greater......      9,595,976        10        1.91        959,598       4.739    296.18        715          76.6
                              --------------   ---------  -----------
        Total                   $502,774,871     5,781      100.00%
                              ==============   =========  ===========

     As of the Statistical Calculation Date, the average credit limit of the statistical calculation mortgage loans in loan group 2 was approximately $101,865.


                                            Lien Priority for the Group 2 Mortgage Loans

                                                                                                            Weighted
                                                         Percent of                 Weighted    Weighted     Average      Weighted
                                 Aggregate     Number     Aggregate     Average      Average    Average      Credit       Average
                                 Principal       of       Principal     Current       Gross    Remaining     Bureau       Combined
                                  Balance     Mortgage     Balance     Principal    Mortgage      Term        Risk        Loan-to-
         Lien Priority          Outstanding     Loans    Outstanding    Balance       Rate      (months)      Score     Value Ratio
------------------------------ -------------- ---------  -----------  -----------  ----------  ---------    ---------   -----------
Second Liens.................   $502,774,871    5,781       100.00%   $  86,970         6.489    296.95        712          87.1%
                              --------------   ---------  -----------
        Total                   $502,774,871     5,781      100.00%
                              ==============   =========  ===========



                                          Delinquency Status for the Group 2 Mortgage Loans

                                                                                                            Weighted
                                                         Percent of                 Weighted    Weighted     Average      Weighted
                                 Aggregate     Number     Aggregate     Average      Average    Average      Credit       Average
                                 Principal       of       Principal     Current       Gross    Remaining     Bureau       Combined
                                  Balance     Mortgage     Balance     Principal    Mortgage      Term        Risk        Loan-to-
        Delinquency Status      Outstanding     Loans    Outstanding    Balance       Rate      (months)      Score     Value Ratio
------------------------------ -------------- ---------  -----------  -----------  ----------  ---------    ---------   -----------
Current.......................  $497,020,505     5,727       98.86%   $  86,785         6.482%   296.94        712          87.0%
30 - 59 Days..................     5,701,766        53        1.13      107,580         7.097    297.09        706          91.0
60 - 89 Days..................        52,600         1        0.01       52,600         5.875    297.00        623          79.9
                              --------------   ---------  -----------
        Total                   $502,774,871     5,781      100.00%
                              ==============   =========  ===========




                                           Origination Year for the Group 2 Mortgage Loans

                                                                                                            Weighted
                                                         Percent of                 Weighted    Weighted     Average      Weighted
                                 Aggregate     Number     Aggregate     Average      Average    Average      Credit       Average
                                 Principal       of       Principal     Current       Gross    Remaining     Bureau       Combined
                                  Balance     Mortgage     Balance     Principal    Mortgage      Term        Risk        Loan-to-
         Origination Year       Outstanding     Loans    Outstanding    Balance       Rate      (months)      Score     Value Ratio
------------------------------ -------------- ---------  -----------  -----------  ----------  ---------    ---------   -----------
2003.........................   $  9,392,941        96        1.87%   $  97,843         6.114%   298.46        711          91.0%
2004.........................    493,381,930     5,685       98.13       86,787         6.496    296.92        712          87.0
                              --------------   ---------  -----------
        Total                   $502,774,871     5,781      100.00%
                              ==============   =========  ===========


     Mortgage Loan Statistics
     ------------------------

     For purposes of this Form 8-K, "Tables" shall mean computer generated tables and/or charts describing the characteristics of the Mortgage Loans as of the applicable Cut-off Date. All percentages in the Tables were calculated based on the principal balance of the Initial Mortgage Loans as of theInitial Cut-off Date. The sum of the columns may not equal the respective totals due to rounding.

Section 9
---------
Item 9.01.   Financial Statements, Pro Forma Financial Information and Exhibits.
----         ------------------------------------------------------------------

             (a) Not applicable.

             (b) Not applicable.

                                  SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      CWABS, INC.


                                      By: /s/ Celia Coulter
                                          ---------------------------
                                          Name:  Celia Coulter
                                          Title: Vice President



Dated:  October 15, 2004